Exhibit 99.1

NEWS RELEASE

CONTACT:	Brian J. Begley
Investor Relations
Atlas Energy, L.P.
(877) 280-2857
(215) 405-2718 (fax)

ATLAS ENERGY, L.P. REPORTS OPERATING AND FINANCIAL RESULTS FOR THE THIRD QUARTER 2011

•	Atlas Energy announces the formation of a new E&P master limited partnership, Atlas Resource Partners, L.P., which will allow for growth both through accretive acquisitions and organic expansion

•	Atlas Energy reports $22.8 million in Adjusted EBITDA for the third quarter 2011

•	Distributable cash flow was $20.3 million for the current quarter, or $0.40 per common unit

Philadelphia, PA – November 7, 2011, Atlas Energy, L.P. (NYSE: ATLS) (“Atlas Energy” or “ATLS”) today reported operating and financial results for the third quarter 2011.

Third Quarter 2011 Highlights & Results

•	Adjusted earnings before interest, income taxes, depreciation and amortization (“EBITDA”), a non-GAAP measure, of $22.8 million(1)(2);

•	Distributable cash flow, a non-GAAP measure, of $20.3 million, or $0.40 per common unit(1)(2);

•	ATLS declared a cash distribution of $0.24 per limited partner unit based on the financial results for the third quarter 2011, a $0.02 per unit, or 9%, increase from the preceding quarter;

•	On a GAAP basis, consolidated income from continuing operations of $50.9 million for the third quarter 2011 compared with a loss of $3.2 million for the prior year comparable period; and,

•	Total net production of 34.8 million cubic feet equivalents per day (“mmcfed”).

(1)	A reconciliation of GAAP net income to adjusted EBITDA and distributable cash flow is provided in the financial tables of this release.
(2)	On February 17, 2011, ATLS acquired certain assets and assumed certain liabilities (the “Transferred Business”) from Atlas Energy, Inc., the former owner of ATLS’ general partner. ATLS’ gross margin, adjusted EBITDA and distributable cash flow include the results of operations of the Transferred Business from the date of acquisition. However, in accordance with prevailing accounting principles, all other ATLS financial information, including revenues and net income, are presented combined with those of the Transferred Business for historical periods prior to the date of acquisition, although ATLS did not own the Transferred Business for these periods.

*  *  *

Recent Events

Atlas Energy Announces the Formation of Atlas Resource Partners, L.P.

In October 2011, ATLS announced that it will create a newly formed E&P master limited partnership named Atlas Resource Partners, L.P. (“Atlas Resource Partners”), which will hold substantially all of ATLS’ current natural gas and oil development and production assets and the partnership management business. ATLS intends to take Atlas Resource Partners public by distributing to ATLS unitholders common units representing an approximate 19.6% limited partner interest in Atlas Resource Partners. Atlas Resource Partners intends to apply to list its common units on the New York Stock Exchange.

ATLS management believes that this transaction will substantially enhance unitholder value by separating the company’s current E&P assets and partnership management business from ATLS’ general partner interests and incentive distribution rights in Atlas Pipeline Partners, L.P. (NYSE: APL). The distribution of limited partner interests in Atlas Resource Partners will also create a separate currency denominated in units of Atlas Resource Partners, which will enable Atlas Resource Partners to expand cash flows from its natural gas and oil production assets through strategic acquisitions and organic development, without diluting ATLS’ ownership in its other assets, including its interest in APL.

ATLS will distribute common units representing an approximately 19.6% limited partner interest in Atlas Resource Partners to ATLS unitholders as of a record date to be determined. The precise number of common units of Atlas Resource Partners to be distributed will be determined at a later date. ATLS expects the transaction to be completed during the first quarter of 2012.

Immediately following the transaction, ATLS will hold common units representing an approximate 78.4% limited partner interest in Atlas Resource Partners. ATLS will also own the general partner of Atlas Resource Partners, which will own a 2% general partner interest and all of the incentive distribution rights in Atlas Resource Partners. The incentive distribution rights and general partner interests will provide its holder with an increasing percentage of the distributions of Atlas Resource Partners if target distributions are achieved, up to a 50% share of distributions. ATLS will also continue to own the general partner interest and incentive distribution rights of Atlas Pipeline Partners, ATLS’ midstream subsidiary. In addition, ATLS will continue to own an 18% general partner interest in Lightfoot Capital Partners, LP, an entity established to incubate new MLPs and invest in existing MLPs.

GE Energy Financial Services Invests in Lightfoot Capital; Lightfoot Acquires Interest in LNG Facility

In October 2011, ATLS announced that GE Energy Financial Services, a unit of GE (NYSE: GE), has joined Lightfoot Capital Partners (“Lightfoot”). GE Energy Financial Services will own a general partner interest and a 58% limited partner interest and will participate in future growth at Lightfoot and the terminals business. Following this investment, ATLS will hold an approximate 16% general partner interest and 12% limited partner interest in Lightfoot. Lightfoot is the general partner and majority owner of Arc Terminals LP, a leading independent operator of petroleum and refined product terminals in eight states. In conjunction with this transaction, Lightfoot will make a direct investment and own a 48% interest in Arc LNG Holdings LLC, which will own a 20% interest in Gulf LNG Energy’s terminal in Pascagoula, Mississippi. This newly constructed liquefied natural gas (“LNG”) facility will have 1.3 billion cubic feet per day of capacity, which is contracted under 20-year firm service agreements for all of its capacity.

E&P Operations

•	Average net daily production for the third quarter 2011 for the Appalachia segment was 31.3 mmcfed.

•

ATLS expects to connect 16 Marcellus horizontal wells, drilled through the partnership management business, during the first quarter 2012. Eleven of these wells were drilled in 2011, and five of these Marcellus wells have been previously drilled and completed and are awaiting pipeline connection.

•	Average net daily production for the New Albany/Antrim segment for the third quarter 2011 was 3.1 mmcfed.

•	Average net daily production for the third quarter 2011 for the Niobrara segment was 461 thousand cubic feet equivalents per day (“mcfed”).

Partnership Management Segment

•

Partnership management margin(2) contributed $10.4 million to distributable cash flow for the third quarter 2011 compared with $6.2 million for the second quarter 2011. The increase compared with the sequential quarter was primarily due to the increase in funds raised and capital deployed for the direct investment programs.

(2)	Partnership management margin is comprised of Well Construction and Completion margin, Well Services margin and Administration and Oversight Fee revenues.

Atlas Pipeline Partners, L.P.

•

On October 26, 2011, APL declared a cash distribution of $0.54 per unit on its outstanding common limited partner units, representing the cash distribution for the quarter ended September 30, 2011, a $0.07 per unit, or 14.9%, increase from the preceding quarter. ATLS will receive $4.9 million of cash distributions from APL on November 14, 2011, the date of payment for the APL third quarter 2011 distribution.

•

During the third quarter 2011, APL operated at or above nameplate capacity on all of its gathering and processing systems in the Mid Continent. APL processed approximately 567 mmcfd of natural gas, a 21% increase over the prior year comparable quarter’s volumes, amongst its WestOK, WestTX and Velma systems in the third quarter 2011. Record volumes of approximately 53,000 bbl per day of gross natural gas liquids were generated from APL’s three processing systems.

•

At September 30, 2011, ATLS owned a 2.0% general partner interest, all of the incentive distribution rights, and an 10.7% common limited partner interest in APL. ATLS’ financial results are presented on a consolidated basis with those of APL. Non-controlling interests in APL are reflected as income (expense) in ATLS’ consolidated combined statements of operations and as a component of partners’ capital on its consolidated combined balance sheets. A consolidating combined statement of operations and balance sheet have also been provided in the financial tables to this release for the comparable periods presented.

Please refer to the Atlas Pipeline third quarter 2011 earnings release for additional details on its financial results.

Corporate and Other

•

Cash general and administrative expense, excluding amounts attributable to APL, was $5.1 million for the third quarter 2011. The current period is presented net of $5.6 million of fees received, net of $0.6 million of associated costs, from ATLS’ Transition Service Agreement with Chevron Corp. (NYSE: CVX), through which ATLS provides accounting and other services. ATLS will recognize these fees over the period the services are provided, which generally extends through the fourth quarter of 2011. Please refer to the consolidating combined statements of operations provided in the financial tables of this release.

•

Cash interest expense, excluding amounts attributable to APL, was $0.2 million for the third quarter 2011. As of September 30, 2011, ATLS had no amounts outstanding under its revolving credit facility, which has a current borrowing base of $160 million, and had a cash position of $72.2 million.

Hedging Summary

•

ATLS entered into derivative contracts during the third quarter 2011 for its natural gas and oil production. ATLS currently has approximately 24.6 billion cubic feet equivalents of its future production hedged through 2015. A summary of the ATLS’ current derivative positions as of November 1, 2011 is as follows:

Natural Gas

Fixed Price Swaps

Production Period Ended December 31,	Average Fixed Price (per mcf)(a)(b)	Volumes (per mcf)(a)	% Hedged(d)
2011(c)	$4.85	1,485,714	53%
2012	$5.40	5,257,143	47%
2013	$5.70	2,971,429	27%
2014	$6.02	2,742,857	25%
2015	$6.30	2,742,857	25%

Costless Collars

Production Period Ended December 31,	Average Floor Price (per mcf)(a)(b)	Average Ceiling Price (per mcf)(a)(b)	Volumes (per mcf)(a)	% Hedged(d)
2011(c)	$4.28	$6.01	771,429	27%
2012	$4.61	$6.54	1,828,571	16%
2013	$5.13	$6.52	2,971,429	27%
2014	$5.08	$6.37	1,371,429	12%
2015	$5.29	$6.69	1,371,429	12%

Crude Oil

Costless Collars

Production Period Ended December 31,	Average Floor Price (per bbl)(a)	Average Ceiling Price (per bbl)(a)	Volumes (bbls)(a)	% Hedged(d)
2011(c)	$90.00	$125.31	15,000	55%
2012	$90.00	$117.91	60,000	56%
2013	$90.00	$116.40	60,000	56%
2014	$80.00	$121.25	24,000	22%
2015	$80.00	$120.75	24,000	22%

(a)	“Mcf” represents thousand cubic feet; “bbl” represents barrel.
(b)	Includes an estimated positive basis differential and Btu (British thermal units) adjustment.
(c)	Reflects hedges covering the last three months of 2011.
(d)	Hedge percentages based on Q3 2011 average production rates.

*  *  *

Interested parties are invited to access the live webcast of an investor call with management regarding Atlas Energy, L.P.’s third quarter 2011 results on Tuesday, November 8, 2011 at 9:00 am ET by going to the Investor Relations section of Atlas Energy’s website at www.atlasenergy.com. For those unavailable to listen to the live broadcast, the replay of the webcast will be available following the live call on the Atlas Energy website and telephonically beginning at 12:00 p.m. ET on November 8, 2011 by dialing 888-286-8010, passcode: 22529130.

Atlas Energy, L.P. is a master limited partnership which owns an interest in over 8,500 producing natural gas and oil wells, representing approximately 187 Bcfe of net proved reserves. Additionally, Atlas Energy owns and operates the general partner of Atlas Pipeline Partners, L.P. (NYSE: APL), through which it owns a 2% general partner interest, all of the incentive distribution rights and approximately 5.75 million common limited partner units of APL. For more information, please visit our website at www.atlasenergy.com, or contact Investor Relations at InvestorRelations@atlasenergy.com.

Atlas Pipeline Partners, L.P. (NYSE: APL) is active in the gathering and processing segments of the midstream natural gas industry. In the Mid-Continent region of Oklahoma, southern Kansas, and northern and western Texas, APL owns and operates five active gas processing plants as well as approximately 8,600 miles of active intrastate gas gathering pipeline. For more information, visit APL’s website at www.atlaspipeline.com or contact IR@atlaspipeline.com.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. ATLS cautions readers that any forward-looking information is not a guarantee of future performance. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, resource potential, ATLS’ plans, objectives, expectations and intentions and other statements that are not historical facts. Risks, assumptions and uncertainties that could cause actual results to materially differ from the forward-looking statements include, but are not limited to, those associated with general economic and business conditions; changes in commodity prices; changes in the costs and results of drilling operations; uncertainties about estimates of reserves and resource potential; inability to obtain capital needed for operations; ATLS’ level of indebtedness; changes in government environmental policies and other environmental risks; the availability of drilling equipment and the timing of production; tax consequences of business transactions; and other risks, assumptions and uncertainties detailed from time to time in ATLS’ reports filed with the U.S. Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. Forward-looking statements speak only as of the date hereof, and ATLS assumes no obligation to update such statements, except as may be required by applicable law.

ATLAS ENERGY, L.P.

CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS

(unaudited; in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010(1)	2011(1)	2010(1)
Revenues:
Gas and oil production	$16,305	$20,106	$51,654	$70,816
Well construction and completion	35,657	60,748	64,336	176,685
Gathering and processing	357,620	232,774	983,572	683,336
Administration and oversight	2,337	3,561	5,073	7,473
Well services	4,910	5,497	15,051	15,589
Gain (loss) on mark-to-market derivatives(2)	23,760	(6,801)	8,952	3,738
Other, net	890	4,130	26,657	10,631

Total revenues	441,479	320,015	1,155,295	968,268

Costs and expenses:
Gas and oil production	3,990	6,257	11,953	16,863
Well construction and completion	30,449	51,481	54,754	149,724
Gathering and processing	301,625	196,218	832,080	575,207
Well services	2,043	2,416	6,077	7,691
General and administrative(1)	18,617	8,037	57,046	25,350
Depreciation, depletion and amortization	27,541	30,364	81,518	87,576

Total costs and expenses	384,265	294,773	1,043,428	862,411

Operating income	57,214	25,242	111,867	105,857

Gain (loss) on asset sales	8	—	255,722	(2,947)
Interest expense(1)	(6,315)	(24,089)	(30,960)	(76,229)
Loss on early extinguishment of debt	—	(4,359)	(19,574)	(4,359)

Income (loss) from continuing operations	50,907	(3,206)	317,055	22,322

Income (loss) from discontinued operations	—	305,927	(81)	320,684

Net income	50,907	302,721	316,974	343,006

Income attributable to non-controlling interests	(43,794)	(252,564)	(263,097)	(255,059)

Net income after non-controlling interests	7,113	50,157	53,877	87,947
Income not attributable to common limited partners (results of operations of the Transferred Business as of and prior to February 17, 2011, the date of acquisition)(1)	—	(15,711)	(4,711)	(56,005)

Net income attributable to common limited partners	$7,113	$34,446	$49,166	$31,942

Net income attributable to common limited partners per unit – basic:
Income (loss) from continuing operations attributable to common limited partners	$0.13	$(0.13)	$1.02	$(0.29)
Income from discontinued operations attributable to common limited partners	—	1.37	—	1.44

Net income attributable to common limited partners	$0.13	$1.24	$1.02	$1.15

Net income attributable to common limited partners per unit – diluted:
Income (loss) from continuing operations attributable to common limited partners	$0.13	$(0.13)	$0.99	$(0.29)
Income from discontinued operations attributable to common limited partners	—	1.37	—	1.44

Net income attributable to common limited partners	$0.13	$1.24	$0.99	$1.15

Weighted average common limited partner units outstanding:
Basic	51,257	27,704	47,212	27,704

Diluted	53,100	27,704	48,507	27,704

Net income attributable to common limited partners:
Income (loss) from continuing operations	$7,113	$(3,552)	$49,176	$(7,918)
Income (loss) from discontinued operations	—	37,998	(10)	39,860

Net income attributable to common limited partners	$7,113	$34,446	$49,166	$31,942

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011. However, since the results of operations of the Transferred Business prior to its acquisition date are not attributable to the common limited partners of the Partnership, these amounts have been deducted to obtain net income (loss) attributable to common limited partners for the respective period. Also, the historical results of the Transferred Business prior to the acquisition date do not reflect general and administrative expenses and interest expense as the Partnership was unable to identify and allocate such amounts to the Transferred Business for the respective periods.

(2)

Consists principally of hydrocarbon derivative gains / (losses) that relate to the operating activities of the Partnership’s consolidated subsidiary, APL. The underlying hydrocarbon derivatives do not represent present or potential future obligations of the Partnership.

ATLAS ENERGY, L.P.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited; in thousands)

	September 30, 2011	December 31, 2010(1)
ASSETS
Current assets:
Cash and cash equivalents	$72,384	$247
Accounts receivable	143,836	120,697
Current portion of derivative asset	17,998	36,621
Prepaid expenses and other	31,755	23,652

Total current assets	265,973	181,217

Property, plant and equipment, net	2,008,075	1,849,486
Intangible assets, net	110,704	128,543
Investment in joint venture	86,688	153,358
Goodwill, net	31,784	31,784
Long-term derivative asset	34,299	36,125
Other assets, net	44,679	54,749

	$2,582,202	$2,435,262

LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities:
Current portion of long-term debt	$2,054	$35,625
Accounts payable	85,684	75,339
Liabilities associated with drilling contracts	33,194	65,072
Accrued producer liabilities	89,658	72,996
Current portion of derivative liability	—	4,917
Current portion of derivative payable to Drilling Partnerships	23,664	30,797
Accrued interest	5,896	1,921
Accrued well drilling and completion costs	17,433	30,126
Advances from affiliates	—	14,335
Accrued liabilities	60,954	42,654

Total current liabilities	318,537	373,782

Long-term debt, less current portion	423,927	565,764
Long-term derivative liability	—	11,901
Long-term derivative payable to Drilling Partnerships	19,808	34,796
Other long-term liabilities	44,070	42,896

Commitments and contingencies

Partners’ Capital:
Common limited partners’ interests	573,839	413,054
Accumulated other comprehensive income	12,693	3,882

	586,532	416,936
Non-controlling interests	1,189,328	989,187

Total partners’ capital	1,775,860	1,406,123

	$2,582,202	$2,435,262

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

ATLAS ENERGY, L.P.

Financial and Operating Highlights

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010(1)	2011(1)	2010(1)

Net income attributable to common limited partners per unit - basic	$0.13	$1.24	$1.02	$1.15

Distributable cash flow per unit(2)(3)	$0.40	$—	$1.00	$—

Cash distributions paid per unit(2)(4)	$0.24	$—	$0.57	$—

Production revenues (in thousands):
Natural gas	$12,189	$15,864	$38,383	$57,801
Oil(5)	4,116	4,242	13,271	13,015

Total production revenues(5)	$16,305	$20,106	$51,654	$70,816

Production volume:(6)(7)
Appalachia(8):
Natural gas (Mcfd)	27,088	33,119	28,166	34,995
Oil (Bpd)(9)	703	948	745	884

Total (Mcfed)	31,304	38,809	32,637	40,299

New Albany/Antrim:
Natural gas (Mcfd)	3,081	2,193	3,172	1,614
Oil (Bpd)	—	—	—	—

Total (Mcfed)	3,081	2,193	3,172	1,614

Niobrara:
Natural gas (Mcfd)	461	—	349	—
Oil (Bpd)	—	—	—	—

Total (Mcfed)	461	—	349	—

Total:
Natural gas (Mcfd)	30,629	35,312	31,687	36,610
Oil (Bpd)(9)	703	948	745	884

Total (Mcfed)	34,845	41,002	36,158	41,914

Average sales prices:(7)
Natural gas (per Mcf) (10)	$5.10	$6.59	$5.24	$7.15
Oil (per Bbl)(11)	$83.34	$74.71	$90.65	$75.66

Production costs:(7)(12)
Lease operating expenses per Mcfe	$1.12	$1.55	$1.01	$1.27
Production taxes per Mcfe	0.06	0.03	0.05	0.03

Total production costs per Mcfe	$1.18	$1.58	$1.06	$1.30

Depletion per Mcfe(7)	$2.15	$2.97	$2.09	$2.45

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

(2)	A reconciliation from net income to distributable cash flow is provided in the financial tables of this release.
(3)

Calculation consists of distributable cash flow divided by 51,257,000 weighted average common limited partner units outstanding for the 3[r]d quarter 2011 and 51,242,000, which is the weighted average common limited partner units outstanding for the period subsequent to February 17, 2011, the date of acquisition for the Transferred Business, which includes the 23.4 million common limited partner units issued as partial consideration for the acquisition.

(4)

Represents the cash distributions paid per limited partner unit by the Partnership within 50 days after the end of each quarter, based upon the distributable cash flow generated during the respective quarter.

(5)	Includes NGL production revenue.
(6)

Production quantities consist of the sum of (i) the Partnership’s proportionate share of production from wells in which it has a direct interest, based on the Partnership’s proportionate net revenue interest in such wells, and (ii) the Partnership’s proportionate share of production from wells owned by the investment partnerships in which the Partnership has an interest, based on its equity interest in each such partnership and based on each partnership’s proportionate net revenue interest in these wells.

(7)

“Mcf” and “Mcfd” represent thousand cubic feet and thousand cubic feet per day; “Mcfe” and “Mcfed” represent thousand cubic feet equivalents and thousand cubic feet equivalents per day, and “Bbl” and “Bpd” represent barrels and barrels per day. Barrels are converted to Mcfe using the ratio of six Mcf’s to one barrel.

(8)	Appalachia consists of the Partnership’s production located in Pennsylvania, Ohio, New York, West Virginia and Tennessee.
(9)	Includes NGL production volume.
(10)

The Partnership’s average sales price for natural gas before the effects of financial hedging was $4.90 per Mcf and $4.12 per Mcf for the three months ended September 30, 2011 and 2010, respectively, and $4.69 per Mcf and $4.74 per Mcf for the nine months ended September 30, 2011 and 2010, respectively. These amounts exclude the impact of certain allocations of production revenues to investor partners within the investor partnerships. Including the effects of these allocations, average natural gas sales prices were $4.33 per Mcf ($4.13 per Mcf before the effects of financial hedging) and $4.88 per Mcf ($2.41 per Mcf before the effects of financial hedging) for the three months ended September 30, 2011 and 2010, respectively, and $4.44 per Mcf ($3.89 per Mcf before the effects of financial hedging) and $5.78 per Mcf ($3.47 per Mcf before the effects of financial hedging) for the nine months ended September 30, 2011 and 2010, respectively.

(11)

The Partnership’s average sales price for oil before the effects of financial hedging was $81.85 per barrel and $66.36 per barrel for the three months ended September 30, 2011 and 2010, respectively, and $89.79 per barrel and $69.07 per barrel for the nine months ended September 30, 2011 and 2010, respectively.

(12)

Production costs include labor to operate the wells and related equipment, repairs and maintenance, materials and supplies, property taxes, severance taxes, insurance and production overhead. These amounts exclude the effects of the Partnership’s proportionate share of lease operating expenses associated with certain allocations of production revenue to investor partners within the Partnership’s investor partnerships. Including the effects of these costs, lease operating expenses per Mcfe were $0.73 per Mcfe ($0.79 per Mcfe for total production costs) and $1.05 per Mcfe ($1.08 per Mcfe for total production costs) for the three months ended September 30, 2011 and 2010, respectively, and $0.67 per Mcfe ($0.72 per Mcfe for total production costs) and $0.86 per Mcfe ($0.89 per Mcfe for total production costs) for the nine months ended September 30, 2011 and 2010, respectively.

ATLAS ENERGY, L.P.

CAPITALIZATION INFORMATION

(unaudited; in thousands)

	September 30, 2011				December 31, 2010(1)
	Atlas Energy	Atlas Pipeline	Consolidated		Atlas Energy	Atlas Pipeline	Consolidated Combined
Total debt	$—	$425,981	$425,981		$35,415	$565,974	$601,389
Less: Cash	(72,217)	(167)	(72,384)		(83)	(164)	(247)

Total net debt/(cash)	(72,217)	425,814	353,597		35,332	565,810	601,142

Partners’ capital	587,299	1,270,318	1,775,860	(2)	418,369	1,041,647	1,406,123	(2)

Total capitalization	$515,082	$1,696,132	$2,129,457		$453,701	$1,607,457	$2,007,265

Ratio of net debt to capitalization	0.00x				0.08x

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

(2)	Net of eliminated amounts.

ATLAS ENERGY, L.P.

CAPITAL EXPENDITURE DATA

(unaudited; in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010(1)	2011	2010(1)
Atlas Energy
Maintenance capital expenditures(2)	$2,300	$—	$7,533	$—
Expansion capital expenditures	19,588	28,460	28,737	70,716

Total	$21,888	$28,460	$36,270	$70,716

Atlas Pipeline
Maintenance capital expenditures	$4,980	$2,595	$13,451	$6,478
Expansion capital expenditures	51,195	8,764	134,693	24,716

Total	$56,175	$11,359	$148,144	$31,194

Consolidated Combined
Maintenance capital expenditures	$7,280	$2,595	$20,984	$6,478
Expansion capital expenditures	70,783	37,224	163,430	95,432

Total	$78,063	$39,819	$184,414	$101,910

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

(2)	Prior to the Partnership’s acquisition of the Transferred Business on February 17, 2011, the Partnership had no maintenance capital requirements with regard to its oil and gas properties.

ATLAS ENERGY, L.P.

Financial Information

(unaudited; in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Atlas Energy Stand-Alone Adjusted EBITDA and Distributable Cash Flow Summary:
Gas and oil production margin	$12,315	$—	$31,128	$—
Well construction and completion margin	5,208	—	7,074	—
Administration and oversight margin	2,337	—	4,061	—
Well services margin	2,867	—	7,437	—
Gathering	(449)	—	(1,670)	—

Gross Margin	22,278	—	48,030	—
Cash general and administrative expenses(1)	(5,068)	(86)	(15,153)	(747)
Atlas Pipeline cash distributions(2)	4,946	—	11,363	—
Other, net	627	—	14,985	—

Adjusted EBITDA(3)	22,783	(86)	59,225	(747)
Cash interest expense(4)	(208)	(1,002)	(524)	(2,144)
Maintenance capital expenditures(5)	(2,300)	—	(7,533)	—

Distributable Cash Flow(3)	$20,275	$(1,088)	$51,168	$(2,891)

Distributions Paid(6)	$12,303	$—	$29,214	$—
per limited partner unit	$0.24	$—	$0.57	$—

Reconciliation of non-GAAP measures to net income (loss) attributable to common limited partners(3):
Atlas Energy stand-alone distributable cash flow	$20,275	$(1,088)	$51,168	$(2,891)
Distributable cash flow of Transferred Business as of and prior to February 17, 2011 (the date of acquisition)(7)	—	27,875	8,261	91,661
Atlas Pipeline net income attributable to common limited partners	6,465	35,906	37,555	35,940
Atlas Pipeline cash distributions(2)	(4,946)	—	(11,363)	—
Non-recurring acquisition costs	—	—	(2,087)	—
Depreciation, depletion and amortization	(8,071)	(11,798)	(24,019)	(31,929)
Amortization of deferred finance costs	(171)	—	(5,356)	—
Non-cash stock compensation expense	(4,319)	(373)	(8,931)	(1,082)
Maintenance capital expenditures(5)	2,300	—	7,533	—
Non-cash net gain (loss) on asset sales	—	—	48	(2,947)
Other non-cash adjustments	(4,420)	(365)	1,068	(805)

Income not attributable to common limited partners (results of operations of the Transferred Business as of and prior to February 17, 2011, the date of acquisition)(7)	—	(15,711)	(4,711)	(56,005)

Net income attributable to common limited partners	$7,113	$34,446	$49,166	$31,942

(1)	Excludes non-cash stock-compensation expense and non-recurring costs incurred in connection with the acquisition of the Transferred Business.
(2)

Represents the cash distribution earned from Atlas Pipeline during the respective quarterly period (and paid from to the Partnership within 45 days after the completion of the respective quarterly period).

(3)

Adjusted EBITDA and distributable cash flow are non-GAAP (generally accepted accounting principles) financial measures under the rules of the Securities and Exchange Commission. Management of the Partnership believes that adjusted EBITDA and distributable cash flow provide additional information for evaluating the Partnership’s performance, among other things. These measures are widely used by commercial banks, investment bankers, rating agencies and investors in evaluating performance relative to peers and pre-set performance standards. Adjusted EBITDA is also a financial measurement that, with certain negotiated adjustments, is utilized within the Partnership’s financial covenants under its credit facility. Adjusted EBITDA and distributable cash flow are not measures of financial performance under GAAP and, accordingly, should not be considered as a substitute for net income, operating income, or cash flows from operating activities in accordance with GAAP.

(4)	Excludes non-cash amortization of deferred financing costs.
(5)	Prior to the Partnership’s acquisition of the Transferred Business on February 17, 2011, the Partnership had no maintenance capital requirements with regard to its oil and gas properties.
(6)	Represents the cash distributions paid by the Partnership within 50 days after the end of each quarter, based upon the distributable cash flow generated during the respective quarter.
(7)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

ATLAS ENERGY, L.P.

CONSOLIDATING COMBINED STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Three Months Ended September 30, 2011

	Atlas Energy	Atlas Pipeline	Eliminations	Consolidated Combined
Revenues:
Gas and oil production	$16,305	$—	$—	$16,305
Well construction and completion	35,657	—	—	35,657
Gathering and processing	4,431	353,189	—	357,620
Administration and oversight	2,337	—	—	2,337
Well services	4,910	—	—	4,910
Gain on mark-to-market derivatives	—	23,760	—	23,760
Other, net	(3,793)	4,683	—	890

Total revenues	59,847	381,632	—	441,479

Costs and expenses:
Gas and oil production	3,990	—	—	3,990
Well construction and completion	30,449	—	—	30,449
Gathering and processing	4,880	296,745	—	301,625
Well services	2,043	—	—	2,043
General and administrative	9,387	9,230	—	18,617
Depreciation, depletion and amortization	8,071	19,470	—	27,541

Total costs and expenses	58,820	325,445	—	384,265

Operating income	1,027	56,187	—	57,214

Gain on asset sales	—	8	—	8
Interest expense	(379)	(5,936)	—	(6,315)
Loss on early extinguishment of debt	—	—	—	—

Income from continuing operations	648	50,259	—	50,907
Discontinued operations	—	—	—	—

Net income	648	50,259	—	50,907
Income attributable to non-controlling interests	—	(1,760)	(42,034)	(43,794)

Net income attributable to common limited partners	$648	$48,499	$(42,034)	$7,113

ATLAS ENERGY, L.P.

CONSOLIDATING COMBINED STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Three Months Ended September 30, 2010

	Atlas Energy(1)		Atlas Pipeline	Eliminations	Consolidated Combined(1)
Revenues:
Gas and oil production	$20,106		$—	$—	$20,106
Well construction and completion	60,748		—	—	60,748
Gathering and processing	2,345		230,429	—	232,774
Administration and oversight	3,561		—	—	3,561
Well services	5,497		—	—	5,497
Loss on mark-to-market derivatives	—		(6,801)	—	(6,801)
Other, net	(147)		4,277	—	4,130

Total revenues	92,110		227,905	—	320,015

Costs and expenses:
Gas and oil production	6,257		—	—	6,257
Well construction and completion	51,481		—	—	51,481
Gathering and processing	4,446		191,772	—	196,218
Well services	2,416		—	—	2,416
General and administrative	459	(1)	7,578	—	8,037
Depreciation, depletion and amortization	11,798		18,566	—	30,364

Total costs and expenses	76,857		217,916	—	294,773

Operating income	15,253		9,989	—	25,242

Gain (loss) on asset sales	—		—	—	—
Interest expense	(1,002	)(1)	(23,087)	—	(24,089)
Loss on early extinguishment of debt	—		(4,359)	—	(4,359)

Income (loss) from continuing operations	14,251		(17,457)	—	(3,206)
Discontinued operations	—		305,927	—	305,927

Net income	14,251		288,470	—	302,721
Income attributable to non-controlling interests	—		(1,316)	(251,248)	(252,564)

Net income after non-controlling interests	14,251		287,154	(251,248)	50,157
Income not attributable to common limited partners (results of operations of the Transferred Business as of and prior to February 17, 2011, the date of acquisition(1))	(15,711)		—	—	(15,711)

Net income (loss) attributable to common limited partners	$(1,460)		$287,154	$(251,248)	$34,446

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011. However, since the results of operations of the Transferred Business prior to its acquisition date are not attributable to the common limited partners of the Partnership, these amounts have been deducted to obtain net income (loss) attributable to common limited partners for the respective period. Also, the historical results of the Transferred Business prior to the acquisition date do not reflect general and administrative expenses and interest expense as the Partnership was unable to identify and allocate such amounts to the Transferred Business for the respective periods.

ATLAS ENERGY, L.P.

CONSOLIDATING COMBINED STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Nine Months Ended September 30, 2011

	Atlas Energy(1)		Atlas Pipeline	Eliminations	Consolidated Combined(1)
Revenues:
Gas and oil production	$51,654		$—	$—	$51,654
Well construction and completion	64,336		—	—	64,336
Gathering and processing	14,048		969,524	—	983,572
Administration and oversight	5,073		—	—	5,073
Well services	15,051		—	—	15,051
Gain on mark-to-market derivatives	—		8,952	—	8,952
Other, net	15,956		10,701	—	26,657

Total revenues	166,118		989,177	—	1,155,295

Costs and expenses:
Gas and oil production	11,953		—	—	11,953
Well construction and completion	54,754		—	—	54,754
Gathering and processing	16,377		815,703	—	832,080
Well services	6,077		—	—	6,077
General and administrative	30,229	(1)	26,817	—	57,046
Depreciation, depletion and amortization	24,019		57,499	—	81,518

Total costs and expenses	143,409		900,019	—	1,043,428

Operating income	22,709		89,158	—	111,867

Gain on asset sales	48		255,674	—	255,722
Interest expense	(6,435	)(1)	(24,525)	—	(30,960)
Loss on early extinguishment of debt	—		(19,574)	—	(19,574)

Income from continuing operations	16,322		300,733	—	317,055
Discontinued operations	—		(81)	—	(81)

Net income	16,322		300,652	—	316,974
Income attributable to non-controlling interests	—		(4,492)	(258,605)	(263,097)

Net income after non-controlling interests	16,322		296,160	(258,605)	53,877
Income not attributable to common limited partners (results of operations of the Transferred Business as of and prior to February 17, 2011, the date of acquisition(1))	(4,711)		—	—	(4,711)

Net income attributable to common limited partners	$11,611		$296,160	$(258,605)	$49,166

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011. However, since the results of operations of the Transferred Business prior to its acquisition date are not attributable to the common limited partners of the Partnership, these amounts have been deducted to obtain net income (loss) attributable to common limited partners for the respective period. Also, the historical results of the Transferred Business prior to the acquisition date do not reflect general and administrative expenses and interest expense as the Partnership was unable to identify and allocate such amounts to the Transferred Business for the respective periods.

ATLAS ENERGY, L.P.

CONSOLIDATING COMBINED STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Nine Months Ended September 30, 2010

	Atlas Energy(1)		Atlas Pipeline	Eliminations	Consolidated Combined(1)
Revenues:
Gas and oil production	$70,816		$—	$—	$70,816
Well construction and completion	176,685		—	—	176,685
Gathering and processing	11,414		671,922	—	683,336
Administration and oversight	7,473		—	—	7,473
Well services	15,589		—	—	15,589
Gain on mark-to-market derivatives	—		3,738	—	3,738
Other, net	(344)		10,975	—	10,631

Total revenues	281,633		686,635	—	968,268

Costs and expenses:
Gas and oil production	16,863		—	—	16,863
Well construction and completion	149,724		—	—	149,724
Gathering and processing	16,499		558,708	—	575,207
Well services	7,691		—	—	7,691
General and administrative	1,829	(1)	23,521	—	25,350
Depreciation, depletion and amortization	31,929		55,647	—	87,576

Total costs and expenses	224,535		637,876	—	862,411

Operating income	57,098		48,759	—	105,857

Loss on asset sales	(2,947)		—	—	(2,947)
Interest expense	(2,144	)(1)	(74,085)	—	(76,229)
Loss on early extinguishment of debt	—		(4,359)	—	(4,359)

Income (loss) from continuing operations	52,007		(29,685)	—	22,322
Discontinued operations	—		320,684	—	320,684

Net income	52,007		290,999	—	343,006
Income attributable to non-controlling interests	—		(3,578)	(251,481)	(255,059)

Net income after non-controlling interests	52,007		287,421	(251,481)	87,947
Income not attributable to common limited partners (results of operations of the Transferred Business as of and prior to February 17, 2011, the date of acquisition(1))	(56,005)		—	—	(56,005)

Net income (loss) attributable to common limited partners	$(3,998)		$287,421	$(251,481)	$31,942

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011. However, since the results of operations of the Transferred Business prior to its acquisition date are not attributable to the common limited partners of the Partnership, these amounts have been deducted to obtain net income (loss) attributable to common limited partners for the respective period. Also, the historical results of the Transferred Business prior to the acquisition date do not reflect general and administrative expenses and interest expense as the Partnership was unable to identify and allocate such amounts to the Transferred Business for the respective periods.

ATLAS ENERGY, L.P.

CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited; in thousands)

September 30, 2011

	Atlas Energy	Atlas Pipeline	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$72,217	$167	$—	$72,384
Accounts receivable	28,534	115,302	—	143,836
Current portion of derivative asset	6,111	11,887	—	17,998
Prepaid expenses and other	7,446	24,309	—	31,755

Total current assets	114,308	151,665	—	265,973

Property, plant and equipment, net	526,634	1,481,441	—	2,008,075
Goodwill and intangible assets, net	33,436	109,052	—	142,488
Long-term derivative asset	7,349	26,950	—	34,299
Investment in joint venture	—	86,688	—	86,688
Investment in subsidiaries	81,757	—	(81,757)	—
Other assets, net	22,838	21,841	—	44,679

	$786,322	$1,877,637	$(81,757)	$2,582,202

LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities:
Current portion of long-term debt	$—	$2,054	$—	$2,054
Accounts payable	40,405	45,279	—	85,684
Liabilities associated with drilling contracts	33,194	—	—	33,194
Accrued producer liabilities	—	89,658	—	89,658
Current portion of derivative liability	—	—	—	—
Current portion of derivative payable to Partnerships	23,664	—	—	23,664
Accrued interest	—	5,896	—	5,896
Accrued well drilling and completion costs	17,433	—	—	17,433
Advances from affiliates	—	—	—	—
Accrued liabilities	20,576	40,378	—	60,954

Total current liabilities	135,272	183,265	—	318,537

Long-term debt, less current portion	—	423,927	—	423,927
Long-term derivative liability	—	—	—	—
Long-term derivative payable to Partnerships	19,808	—	—	19,808
Other long-term liabilities	43,943	127	—	44,070

Partners’ Capital:
Common limited partners’ interests	573,839	1,306,289	(1,306,289)	573,839
Accumulated other comprehensive income (loss)	13,460	(6,106)	5,339	12,693

	587,299	1,300,183	(1,300,950)	586,532
Non-controlling interests	—	(29,865)	1,219,193	1,189,328

Total partners’ capital	587,299	1,270,318	(81,757)	1,775,860

	$786,322	$1,877,637	$(81,757)	$2,582,202

ATLAS ENERGY, L.P.

CONDENSED CONSOLIDATING COMBINED BALANCE SHEETS

(unaudited; in thousands)

December 31, 2010

	Atlas Energy(1)	Atlas Pipeline	Eliminations	Consolidated Combined(1)
ASSETS
Current assets:
Cash and cash equivalents	$83	$164	$—	$247
Accounts receivable	20,938	99,759	—	120,697
Current portion of derivative asset	36,621	—	—	36,621
Prepaid expenses and other	8,534	15,118	—	23,652

Total current assets	66,176	115,041	—	181,217

Property, plant and equipment, net	508,484	1,341,002	—	1,849,486
Goodwill and intangible assets, net	33,948	126,379	—	160,327
Long-term derivative asset	36,125	—	—	36,125
Investment in joint venture	—	153,358	—	153,358
Investment in subsidiaries	53,893	—	(53,893)	—
Other assets, net	25,681	29,068	—	54,749

	$724,307	$1,764,848	$(53,893)	$2,435,262

LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities:
Current portion of long-term debt	$35,415	$210	$—	$35,625
Accounts payable	45,957	29,382	—	75,339
Liabilities associated with drilling contracts	65,072	—	—	65,072
Accrued producer liabilities	—	72,996	—	72,996
Current portion of derivative liability	353	4,564	—	4,917
Current portion of derivative payable to Partnerships	30,797	—	—	30,797
Accrued interest	—	1,921	—	1,921
Accrued well drilling and completion costs	30,126	—	—	30,126
Advances from affiliates	2,055	12,280	—	14,335
Accrued liabilities	12,401	30,253	—	42,654

Total current liabilities	222,176	151,606	—	373,782

Long-term debt, less current portion	—	565,764	—	565,764
Long-term derivative liability	6,293	5,608	—	11,901
Long-term derivative payable to Partnerships	34,796	—	—	34,796
Other long-term liabilities	42,673	223	—	42,896

Partners’ Capital:
Common limited partners’ interests	413,054	1,085,408	(1,085,408)	413,054
Accumulated other comprehensive income (loss)	5,315	(11,224)	9,791	3,882

	418,369	1,074,184	(1,075,617)	416,936
Non-controlling interests	—	(32,537)	1,021,724	989,187

Total partners’ capital	418,369	1,041,647	(53,893)	1,406,123

	$724,307	$1,764,848	$(53,893)	$2,435,262

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

ATLAS ENERGY, L.P.

Ownership Interests Summary

Atlas Energy Ownership Interests as of September 30, 2011:	Amount	Overall Ownership Interest Percentage

ATLAS PIPELINE:
General partner interest	100%	2.0%
Common units	5,754,253	10.7%
Incentive distribution rights	100%	N/A

Total Atlas Energy ownership interests in Atlas Pipeline		12.7%

LIGHTFOOT CAPITAL PARTNERS, GP LLC:
Approximate general partner ownership interest		16.0%
Approximate limited partner ownership interest		12.0%